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                                                                      EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Lodgian, Inc., (the "Company") on Form 10-Q for the Quarterly period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Edward J. Rohling, the Chief Executive Officer and Linda Borchert Philp, the Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and after reasonable inquiry:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                                     LODGIAN, INC.

                                            By:   s/  Edward J. Rohling
                                                  -----------------------------
                                                    EDWARD J. ROHLING
                                                    Chief Executive Officer

                                            By:     s/  Linda Borchert Philp
                                                  -----------------------------
                                                     LINDA BORCHERT PHILP
                                                     Executive Vice President
                                                     and Chief Financial Officer

Date:  November 9, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lodgian, Inc. and will be retained by Lodgian, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.